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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 22, 2000
                                 Date of Report
                        (Date of earliest event reported)


                              BARGO ENERGY COMPANY
        (Exact name of small business issuer as specified in its charter)


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
                     Texas                                   0-8609                         87-0239185
         (State or other jurisdiction of             (Commission file number)            (I.R.S. Employer
         incorporation or organization)                                                 Identification No.)
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                            700 Louisiana, Suite 3700
                              Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 236-9792
                (Issuer's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable

ITEM 5.  OTHER EVENTS

         Bargo Energy Company made the press release attached hereto as
         Exhibit 99A.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not applicable to this filing.

(b)      Pro Forma Financial Information.

         Not applicable to this filing.

(c)      Exhibits

         99A.  Copy of the Company's Press Release dated February 23, 2000

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Bargo Energy Company
                                            Registrant)


                                            /s/  Jonathan M. Clarkson
                                            ------------------------------------
Dated: February 28, 2000                    By:  Jonathan M. Clarkson, President

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                                  EXHIBIT INDEX


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
Exhibit Number    Title of Document
--------------    -----------------
     99A          Copy of the Company's Press Release dated February 23, 2000
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